Exhibit 10.1

Execution Version

CONSENT AND AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 22, 2019 (this "Consent and Second Amendment") to the Second Amended and Restated Credit Agreement referred to below by and among Tallgrass Energy Partners, LP, a Delaware limited partnership (the "Borrower"), the other Loan Parties party hereto (collectively, the "Grantors"), the Required Lenders (as defined in the Credit Agreement) and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the "Administrative Agent").
RECITALS
WHEREAS, the Borrower, the several Lenders parties thereto, the Issuing Banks party thereto, the Swing Line Lender party thereto and the Administrative Agent and Collateral Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of June 2, 2017, as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of July 26, 2018 (together with the exhibits and schedules attached thereto, as further amended, restated, supplemented or otherwise modified from time to time, including by this Consent and Second Amendment, the "Credit Agreement");
WHEREAS, pursuant to the terms of that certain Purchase Agreement, dated as of January 30, 2019 (including all exhibits thereto, but excluding all schedules thereto, and as amended, supplemented or otherwise modified and in effect as of the date hereof, the "Purchase Agreement"), by and among Tallgrass Energy Holdings, LLC, a Delaware limited liability company ("Holdings"), Tallgrass Holdings, LLC, a Delaware limited liability company ("EMG"), KIA VIII (Rubicon), L.P., a Delaware limited partnership ("KIA"), KEP VI AIV (Rubicon), LLC, a Delaware limited liability company ("KEP" and, together with KIA, "Kelso"), Tallgrass KC, LLC, a Delaware limited liability company ("Tallgrass KC"), William R. Moler Revocable Trust, under trust agreement dated August 27, 2013 ("Moler Trust"), and David G. Dehaemers, Jr. Revocable Trust, a revocable trust under trust agreement dated April 26, 2006 ("DGD Trust" and, together with Holdings, EMG, KIA, KEP, Tallgrass KC and Moler Trust, each a "Seller" and collectively, the "Sellers"), Prairie GP Acquiror LLC, a Delaware limited liability company ("GP Acquiror"), Prairie ECI Acquiror LP, a Delaware limited partnership ("Up-C Acquiror 1"), Prairie VCOC Acquiror LP, a Delaware limited partnership ("Up-C Acquiror 2" and, together with Up-C Acquiror 1, "Up-C Acquirors"), and Prairie Non-ECI Acquiror LP, a Delaware limited partnership ("Class A Acquiror" and, together with GP Acquiror and Up-C Acquirors, each an "Acquiror" and collectively, "Acquirors"), and David G. Dehaemers, Jr., John T. Raymond and Frank J. Loverro, in their respective capacities as Seller Representatives (each, a "Seller Representative" and collectively, the "Seller Representatives"), the Acquirors, which are affiliated with Blackstone Infrastructure Partners L.P. and Vencap Holdings (1992) Pte. Ltd., have agreed to purchase, among other things, one hundred percent (100%) of the membership interests of Tallgrass Energy GP, LLC, a Delaware limited liability company ("TGE GP"), which, upon consummation of the transactions contemplated by the Purchase Agreement (the "Acquisition"), will result in, among other things, (i) the GP Acquiror being the direct or indirect Beneficial Owner of one hundred percent (100%) of the aggregate voting power represented by the issued and outstanding equity interests of the General Partner and (ii) the Permitted Holders (as defined in the Credit Agreement prior to giving effect to this Consent and Second Amendment) no longer being the Beneficial Owner of any of the aggregate voting power represented by the issued and outstanding equity interests of the General Partner;
WHEREAS, the Borrower has requested that the Lenders consent to the Acquisition pursuant to the terms and conditions of the Purchase Agreement and in connection therewith amend the definition of "Permitted Holders" under the Credit Agreement as in effect prior to giving effect to this Consent and Second Amendment; and
WHEREAS, the Required Lenders are willing, on the terms and subject to the conditions set forth below, to consent to the Acquisition and amend the definition of "Permitted Holders" as set forth herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.
DEFINITIONS
Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
ARTICLE II.
CONSENT AND AMENDMENT TO THE CREDIT AGREEMENT
Subject to each of the terms and conditions set forth herein:
Section 2.1    The Required Lenders hereby consent to the consummation of the Acquisition pursuant to the terms and conditions set forth in the Purchase Agreement as in effect on the date hereof.
Section 2.2    Effective as of the date hereof, Article I of the Credit Agreement (as in effect prior to giving effect to this Consent and Second Amendment) is hereby amended by adding the following new Section 1.06 to the end thereof:
Section 1.06    Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s Laws): (a) if any asset, property, right, obligation, or liability of any Person becomes the asset, property, right, obligation, or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

Section 2.3    Effective upon the consummation of the Acquisition pursuant to the terms and conditions set forth in the Purchase Agreement as in effect on the date hereof, the definition of "Permitted Holders" in Section 1.01 of the Credit Agreement (as in effect prior to giving effect to this Consent and Second Amendment) is hereby deleted and the following definition is inserted in lieu thereof:
"Permitted Holders" shall mean, collectively, (a) BIP Holdings Manager, L.L.C. and its Subsidiaries, (b) Vencap Holdings (1992) Pte. Ltd. and its Affiliates, (c) Blackstone Infrastructure Partners LP and its Affiliates, (d) any Affiliated fund, holding company or investment vehicle of any Person in clauses (a) through (c), and (e) any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of which any of the Permitted Holders are members or any member of such group; provided that in the case of such group and without giving effect to the existence of such group or any other group, the Persons listed in clauses (a) through (d), collectively, have, directly or indirectly, beneficial ownership of more than 50% of the total voting power of the Voting Stock of the applicable Person directly held by such group.
ARTICLE III.
CONDITIONS TO EFFECTIVENESS
The effectiveness of this Consent and Second Amendment (including the amendment to the Credit Agreement contained in Article II) is subject to the satisfaction (or waiver) of the following conditions:
Section 3.1    The Administrative Agent shall have received a duly executed copy of this Consent and Second Amendment by the Borrower, the Administrative Agent, Lenders constituting Required Lenders (or the Administrative Agent at the direction of the Lenders constituting Required Lenders) and the Grantors;
Section 3.2    The Administrative Agent shall have received, to the extent invoiced, reimbursement or payment by the Borrower of all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Consent and Second Amendment as required by Section 6.1;
Section 3.3    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying (a) as to the matters set forth in Sections 3.4 and 3.5 of this Article III and (b) that attached thereto are true, complete, and correct copies of the Purchase Agreement (including all exhibits thereto, but excluding all schedules thereto) and all amendments and modifications thereto;
Section 3.4    After giving effect to this Consent and Second Amendment, no Default or Event of Default has occurred and is continuing on the date hereof; and

Section 3.5    The representations and warranties of the Borrower set forth in Article IV of this Consent and Second Amendment are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date hereof.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
To induce the other parties hereto to enter into this Consent and Second Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the date hereof:
(a)    This Consent and Second Amendment has been duly authorized, executed and delivered by each of the Loan Parties party hereto and constitutes, and the Consent and Second Amendment will (as to the Borrower) constitute, a legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    After giving effect to this Consent and Second Amendment, the representations and warranties of the Borrower set forth in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such earlier date; and
(c)    After giving effect to this Consent and Second Amendment, no Default or Event of Default has occurred and is continuing on the date hereof.

ARTICLE V.
EFFECTS ON LOAN DOCUMENTS
Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. No Default under the Credit Agreement (as in effect prior to giving effect to this Consent and Second Amendment), if any, that may have resulted from a Change in Control caused by the consummation of the Acquisition pursuant to the terms and conditions set forth in the Purchase Agreement, as in effect on the date hereof, shall be deemed to have occurred. The execution, delivery and effectiveness of this Consent and Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Documents. The Borrower and the other Loan Parties acknowledge and agree that, upon the effectiveness of this Consent and Second Amendment, this Consent and Second Amendment and each of the other Loan Documents to be executed and delivered by a Loan Party in connection herewith shall constitute a Loan Document. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, including as amended hereby, and each reference in the other Loan Documents to "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, including as amended hereby, and this Consent and Second Amendment and the Credit Agreement shall be read together and construed as a single instrument. Nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
ARTICLE VI.
MISCELLANEOUS
Section 6.1    Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Consent and Second Amendment and any other documents prepared in connection herewith to the extent required by Section 9.05 of the Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Credit Agreement shall apply to this Consent and Second Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.
Section 6.2    Amendments; Execution in Counterparts; Severability.
(a)    This Consent and Second Amendment may not be amended nor may any provision hereof be waived except in accordance with the terms of Section 9.08 of the Credit Agreement; and

(b)    In the event any one or more of the provisions contained in this Consent and Second Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 6.3    Reaffirmation. Each of the Loan Parties hereby (a) acknowledges and agrees that all of its Obligations under the Credit Agreement, including as amended hereby, and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect, (b) reaffirms (i) each Lien granted by it securing the payment and performance of the Obligations to the Collateral Agent for the benefit of the Secured Parties and (ii) the guaranties made by it of the payment and performance of the Obligations pursuant to the Guarantee and Collateral Agreement, and (c) acknowledges and agrees that the grants of security interests securing and the guaranties of the payment and performance of the Obligations by such Loan Party contained in the Guarantee and Collateral Agreement and the Mortgages are, and shall remain, in full force and effect after giving effect to this Consent and Second Amendment.
Section 6.4    Governing Law; Waiver of Jury Trial; Jurisdiction. THIS CONSENT AND SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CONSENT AND SECOND AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. The provisions of Section 9.15 of the Credit Agreement are incorporated herein by reference.
Section 6.5    Headings. Section headings in this Consent and Second Amendment are included herein for convenience of reference only, are not part of this Consent and Second Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Consent and Second Amendment.
Section 6.6    Counterparts. This Consent and Second Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF or other electronic means shall have the same force and effect as manual signatures delivered in person.
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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TALLGRASS ENERGY PARTNERS, LP, as Borrower

By:	TALLGRASS MLP GP, LLC, its general partner

	By:	/s/ Gary Brauchle
		Name:	Gary Brauchle
		Title:	Executive Vice President and Chief Financial Officer

TALLGRASS MLP OPERATIONS, LLC,
TALLGRASS INTERSTATE GAS
   TRANSMISSION, LLC,
TALLGRASS MIDSTREAM, LLC,
TRAILBLAZER PIPELINE COMPANY LLC,
TALLGRASS ENERGY INVESTMENTS, LLC,
TALLGRASS PONY EXPRESS PIPELINE, LLC,
TEP REX HOLDINGS, LLC,
BNN WATER SOLUTIONS, LLC,
BNN SOUTH TEXAS, LLC,
BNN RECYCLE, LLC,
BNN REDTAIL, LLC,
BNN WESTERN, LLC,
ALPHA RECLAIM TECHNOLOGY, LLC,
TALLGRASS NATGAS OPERATOR, LLC,
TALLGRASS TERMINALS, LLC,
TALLGRASS STERLING TERMINAL, LLC,
BNN GREAT PLAINS, LLC,
STANCHION ENERGY, LLC,
TALLGRASS MIDSTREAM GATHERING, LLC,
TALLGRASS CHEYENNE CONNECTOR
   HOLDINGS, LLC,
TALLGRASS COLORADO PIPELINE, INC.,
TALLGRASS ENERGY FINANCE CORP.,
CHEYENNE CONNECTOR PIPELINE, INC.,
BNN NORTH DAKOTA, LLC,
TALLGRASS PRG HOLDINGS, LLC,
TALLGRASS PRG OPERATOR, LLC,
SEAHORSE PIPELINE, LLC,
TALLGRASS PLT OPERATOR, LLC,
each as a Grantor

By:	/s/ Gary Brauchle
	Name:	Gary Brauchle
	Title:	Executive Vice President and Chief Financial Officer

CHEYENNE CONNECTOR, LLC, as a Grantor

By:	TALLGRASS CHEYENNE CONNECTOR HOLDINGS, LLC, its sole member

	By:	/s/ Gary Brauchle
		Name:	Gary Brauchle
		Title:	Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Brandon Kast
Name:	Brandon Kast
Title:	Director

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Greg Hall
Name:	Greg Hall
Title:	Vice President

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

BARCLAYS BANK PLC, as a Lender

By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistant Vice President

CAPITAL ONE NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

CITIBANK, N.A., as a Lender

By:	/s/ Gabe Juarez
Name:	Gabe Juarez
Title:	Vice President

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen Monto
Name:	Stephen Monto
Title:	SVP

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Michael Borowiecki
Name:	MICHAEL BOROWIECKI
Title:	AUTHORIZED SIGNATORY

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Matt Worstell
Name:	Matt Worstell
Title:	Director

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Marc Zihlmann
Name:	Marc Zihlmann
Title:	Authorized Signatory

CITIZENS BANK, N.A., as a Lender

By:	/s/ Kari McDaniel
Name:	Kari McDaniel
Title:	Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Hans Beekmans
Name:	Hans Beekmans
Title:	Director

MUFG BANK, LTD., f/k/a THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ John Kuhns
Name:	John Kuhns
Title:	Authorized Signatory

REGIONS BANK, as a Lender

By:	/s/ Hongfei Zhang
Name:	Hongfei Zhang
Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division